SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              October 28, 1998
                             (October 27, 1998)
              ------------------------------------------------
              Date of report (Date of earliest event reported)

                            Telco Systems, Inc.
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

          Delaware                 0-12622                  94-2178777
       --------------        ---------------------      ------------------
   (State or Other Juris-    (Commission File No.)      (IRS Employer
   diction of Incorporation)                            Identification No.)

                             68 Nahatan Street
                        Norwood, Massachusetts 02062
        ------------------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)

                               (781) 551-0300
            ----------------------------------------------------
            (Registrant's telephone number, including area code)



Item 5.     Other Events.

            On October 27, 1998, Telco Systems, Inc. (the "Company"), World Access, Inc. ("World Access"), WAXS INC., a wholly owned subsidiary of World Access ("WAXS"), and Tail Acquisition Corporation, a wholly owned subsidiary of WAXS ("Merger Sub"), entered into an amendment (the "Amendment") to the Merger Agreement, dated as of June 4, 1998 (the "Merger Agreement"), among the Company, World Access, WAXS and Merger Sub, in order to, among other things, establish a minimum purchase price to be paid by World Access of $12.00 per Company common share and to provide World Access with the option to pay the purchase price using either World Access common stock or a combination of World Access common stock and cash, subject to a minimum of 45% of the purchase price being paid in the form of World Access common stock to ensure tax-free treatment to the Company's stockholders in respect of the World Access common stock they receive. The Amendment provides that the deadline for completing the merger contemplated by the Merger Agreement will be extended until December 31, 1998.

            A copy of the Amendment and the press release announcing the execution of the Amendment are attached hereto as exhibits and are incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (c) Exhibits.

            Exhibit 2.1 First Amendment, dated as of October 27, 1998, among the Company, World Access, WAXS and Merger Sub to the Agreement and Plan of Merger and Reorganization, dated as of June 4, 1998, among the Company, World Access, WAXS and Merger Sub.

            Exhibit 99.1   Press Release dated October 28, 1998.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated:  October 28, 1998


                            TELCO SYSTEMS, INC.


                           By:   /s/ William J. Stuart
                                 _______________________________
                                Name:  William J. Stuart
                                Title: Vice President and Chief Financial
                                        Officer


                               EXHIBIT INDEX

Exhibit No.       Description

Exhibit 2.1 First Amendment, dated as of October 27, 1998, among the Company, World Access, WAXS and Merger Sub to the Agreement and Plan of Merger and Reorganization, dated as of June 4, 1998, among the Company, World Access, WAXS and Merger Sub.

Exhibit 99.1   Press Release dated October 28, 1998.